Supplement to the Aegis Value Fund December 31, 2003 Prospectus


Effective May 6, 2004, Berno, Gambal & Barbee, Inc. ("BGB") (the investment advisor for the Aegis Value Fund) has changed its corporate name and is now Aegis Financial Corporation ("AFC").

Accordingly, any mention of Berno, Gambal & Barbee, Inc. in any Aegis Value Fund prospectus or in any other Aegis Funds document is understood to mean and to be replaced with Aegis Financial Corporation.